UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2004

PLAINS EXPLORATION & PRODUCTION COMPANY

(Exact name of registrant as specified in charter)

Delaware	33-0430755
(State of Incorporation)	(I.R.S. Employer Identification No.)

001-31470

(Commission File No.)

700 Milam, Suite 3100

Houston, Texas 77002

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (832) 239-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d2-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d2-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

(1)	Representatives of Plains Exploration & Production Company (“PXP”) intend to make a presentation at 9:30 a.m. Central Time on October 5, 2004 at the PXP 2004 Analyst Meeting in Los Angeles, CA.

We are furnishing herewith data being presented by certain of our executive officers on October 5, 2004 at the PXP 2004 Analyst Meeting. Beginning at 9:30 a.m. Central Time on Tuesday, October 5, 2004 an audio webcast of their remarks and accompanying graphic presentation will be made available under the Investor Information - Presentations section of our website at www.plainsxp.com.

(2)	On October 4, 2004, PXP issued a press release announcing completion of its initial Rocky Point well.

PXP does not undertake to update the information as posted on its website; however, it may post additional information included in future press releases and Forms 8-K, as well as posting its periodic Exchange Act reports.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibit 99.1 – Presentation dated October 5, 2004.

Exhibit 99.2 – Press Release dated October 4, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS EXPLORATION & PRODUCTION COMPANY

Date: October 5, 2004	/s/ Cynthia A. Feeback
Cynthia A. Feeback
Senior Vice President Accounting & Controller

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